SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2004

                                     ARTCRAFT I, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                    000-50814
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                             28 West 38th Street, 8W
                               New York, NY 10018
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 398-2880
                            (ISSUER TELEPHONE NUMBER)


                              3650 SE Marine Drive
                            British Columbia V5B 4R6
                                (FORMER ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement, Dennis Chen, purchased 100,000 shares of the Company's issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company's outstanding common stock. Dennis Chen paid a total of $36,000 to Scott Raleigh for his shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

     o Scott Raleigh resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective November 8, 2004.

     o Dennis Chen was appointed as the Company's President Chief Executive Officer Chief Financial Officer and Secretary as of November 8, 2004.

     o Further, Dennis Chen was appointed as the sole member of the Board of Directors of the Company.

     o Scott Raleigh then resigned as a member of the board of directors of the Company.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Scott Raleigh resigned as the Company's sole director effective as of November 8, 2004. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     Scott Raleigh resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective November 8, 2004.

     Dennis Chen was appointed as the Company's Chief Executive Officer, Chief Financial Officer, President and Secretary as of November 8, 2004. Mr. Chen was the CEO of Wiscom Technology (a 3G wireless developer) for two years since 2001. He successfully built a 50-employee organization including a top R&D and engineering team. He also led the completion of two rounds of financing with two institutional investors and a strategic investor. Wiscom's intellectual assets were sold to Intel in 2003. Previously, he was a managing director at venture capital firm Avenue Capital in New York. Prior to that, he worked as a business/management consultant for Morgan Stanley & co.(1998 - 2001) and Bankers Trust & co(1995 - 1998), in New York City. His past experience includes working for Fidelity Management & Research, ITS Associates and Financial Management System in Boston as a business/technical consultant focusing on portfolio management and analytical systems development, from 1986 to 1995. Originally coming from China, Mr. Chen received his Bachelor of Science degree from Denison University.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.


          Not applicable.


(b)  Pro Forma Financial Information.


          Not applicable.

(c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of November 8, 2004 between Scott Raleigh and Dennis Chen.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Artcraft I, Inc.

                                                  By: /s/ Dennis Chen
                                                  --------------------------
                                                          DENNIS CHEN
                                                          CEO


Dated: November 11, 2004